                                                                     Exhibit 23b


                                   Exhibit 23b
                                   -----------


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                               ALLEN TELECOM INC.


Re:    Allen Telecom Inc. Registration Statements Nos. 33-53487, 2-99919,
       333-68369


       We hereby consent to the incorporation by reference in the above referenced Registration Statements of Allen Telecom Inc. of our report dated June 10, 1999 relation to the financial statements as of and for the year ended December 31, 1998 of the Allen Telecom Inc. Employee Before-Tax Savings Plan, which appears in this Form 11-K




/s/ PricewaterhouseCoopers LLP




Cleveland, Ohio
June 28, 2000